UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 20, 2025
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of Marcy D. Mutch as Principal Financial Officer and Principal Accounting Officer
On February 20, 2025, Marcy D. Mutch notified First Interstate BancSystem, Inc. (the “Company”) of her intention to retire as a full-time employee at the end of 2025 and to step down after a transition period as the Company’s Executive Vice President and Chief Financial Officer (“CFO”) effective May 31, 2025 (the “Retirement”). In her capacity as CFO, Ms. Mutch serves as both the Company’s principal financial officer and principal accounting officer; she will be transitioning out of each of such roles at the end May in connection with the Retirement.
In connection with the Retirement, the Company, its wholly owned subsidiary First Interstate Bank (the “First Interstate”) and Ms. Mutch entered into a Transition and Separation Agreement and General Release dated as of February 24, 2025 (the “Transition Agreement”). The Transition Agreement provides that Ms. Mutch will continue to serve as the CFO through May 31, 2025 (the “Transition Period”). Following the Transition Period, Ms. Mutch’s service as CFO (including in her capacities as principal financial officer and principal accounting officer) will end and her employment is expected to be transitioned at that time to the role of Executive Advisor to the Company, in which capacity she has agreed to serve through December 31, 2025 (the “Executive Advisor Period”) to further assist the Company with the transition of her CFO role to her announced successor, the Company’s current Deputy Chief Financial Officer, David P. Della Camera. Following the Executive Advisor Period, Ms. Mutch has further agreed to continue her service to the Company and continue transitioning the CFO role as a non-employee consultant for an additional one-year term ending December 31, 2026 (the “Consulting Period”).
During the Transition Period and subject to her continuing employment during the period (subject to exceptions including a termination of employment without cause), Ms. Mutch will continue to report to the Chief Executive Officer of the Company (the “CEO”) and will have duties and responsibilities that are substantially the same as her existing duties and responsibilities. The Transition Agreement provides that, during the Transition Period, Ms. Mutch’s base salary will continue at its current rate and her short-term incentive awards, which will be determined by the CEO based on the Company’s actual achievement of business performance objectives and Ms. Mutch’s achievement of personal performance objectives in a manner consistent with how such objectives are determined for other executive officers of the Company, will be prorated for the Transition Period. During the Transition Period, Ms. Mutch will continue to accrue paid vacation and will remain eligible to: (i) be granted long-term incentive awards and (ii) participate in employee benefit plans available to other executive officers of the Company. Increases to Ms. Mutch’s base salary during the Transition Period, if any, will be at the discretion of the CEO and subject to approval by the Company’s Compensation and Human Capital Committee.
During the Executive Advisor Period and subject to her continuing employment during the period (subject to exceptions including a termination of employment without cause), Ms. Mutch will continue to report to the CEO and will have duties and responsibilities that are defined by the CEO, including providing strategic continuity and high-level support to the Company; assisting the CEO with the CFO transition; acting as a liaison between the board of directors of the Company, executive management, and the investment community as requested by the CEO; coordinating cross-functional initiatives; and assisting with investor relations. Ms. Mutch will receive for her services during the Executive Advisor Period: (i) a base salary at the rate in effect as of the end of the Transition Period, (ii) short-term incentive awards, which will be determined by the CEO based on the Company’s actual achievement of business performance objectives and Ms. Mutch’s achievement of personal performance objectives in a manner consistent with how such objectives are determined for executive officers of the Company, prorated for the Executive Advisor Period, (iii) continuing eligibility to have her existing and outstanding long-term incentive awards vest according to their terms, and (iv) continuing accrual of paid vacation and eligibility for all employee benefit plans available to other executive officers of the Company. The target short-term incentive amount during the Executive Advisor Period will be 75% of the target short-term incentive amount as of the end of the Transition Period. Promptly following the Executive Advisor Period, Ms. Mutch will receive payment for all earned but unpaid salary, paid time off and reimbursable expenses.
During the Consulting Period and subject to her continuing service to the Company during the period (subject to exceptions including a termination of service without cause), Ms. Mutch has agreed with the Company to be granted a long-term incentive award in the form of time-based restricted stock units pursuant to the Company’s 2023 Equity Incentive Plan with an aggregate grant date value of $860,000 as compensation for her services in lieu of any cash compensation. In addition, the Company will provide Ms. Mutch with 12 months of medical, health, vision and dental coverage substantially comparable to the coverage maintained by the Company for Ms. Mutch at the end of the Executive Advisor Period.
The foregoing description of the Transition Agreement does not purport to be complete, and it is qualified in its entirety by reference to the full terms of the Transition Agreement included as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference. Investors and other interested parties are encouraged to read the full text of the Transition Agreement because it contains important terms not included in the summary above.

Appointment of David P. Della Camera as Successor Principal Financial Officer and Principal Accounting Officer
On February 24, 2025, David P. Della Camera, the Company’s Deputy Chief Financial Officer, was appointed to become the Executive Vice President and Chief Financial Officer of the Company as successor to Ms. Mutch following her Retirement effective May 31, 2025. In connection with the promotion that will become effective for Mr. Della Camera on June 1, 2025 (the “Effective Date”), Mr. Della Camera will, in connection with his succession to the CFO role, assume both of the roles of principal financial officer and principal accounting officer of the Company.
In connection with Mr. Della Camera’s promotion, the Company and the Bank are expected to enter into an employment agreement with Mr. Della Camera (the “Employment Agreement”) that is expected to be on terms substantially similar in all material respects to the terms currently in place with Ms. Mutch under her existing employment agreement, except that Mr. Della Camera’s agreement is expected to have the following financial terms approved by the Compensation Committee of the board of directors: (i) an annual base salary of $500,000, (ii) an annual short-term incentive target opportunity equal to 70% of his base salary; and (iii) an annual long-term incentive target opportunity equal to 70% of his base salary. The Company expects to finalize the terms of the Employment Agreement with Mr. Della Camera during the Transition Period and to file the agreement with the Company’s periodic report covering the period during which the employment agreement is executed by all parties. Investors and other interested parties are encouraged to read the full text of the Employment Agreement when it becomes available because it will contain important terms not included in the summary above.
Mr. Della Camera, age 31, has served as the Deputy Chief Financial Officer of the Company since May 2024. In this role, he is responsible for the Company’s financial planning and analysis, investor relations, and certain strategic initiatives and mergers and acquisitions. Prior to his current role, Mr. Della Camera served in roles including Director of Corporate Development and Financial Strategy from 2023 to 2024, Director of Financial Planning & Analysis from 2022 to 2023 and Senior Financial Manager from 2021 to 2022. Prior to joining the Company, Mr. Della Camera served in various roles at banking and financial institutions, including most recently serving as Vice President, Corporate Development and Strategic Planning for People’s United Financial, Inc. from 2019 to 2021, where he was responsible for, among other things, supporting Executive management on a variety of corporate development initiatives and analyzing enterprise wide financial performance. Prior to its acquisition by M&T Bank Corporation, People’s United Financial, Inc. was a bank holding company that provided commercial banking, retail and business banking and wealth management services to individual, corporate and municipal customers. Mr. Della Camera’s career also includes tenures with Discover Financial Services and United Financial Bancorp, Inc. Mr. Della Camera is a Chartered Financial Analyst® (CFA) chartered through the CFA Institute and holds a Bachelor of Science degree in Economics-Finance from Bentley University.
Mr. Della Camera was not appointed pursuant to any arrangement or understanding with any person, and Mr. Della Camera does not have any family relationships with any directors or executive officers of the Company. Neither Mr. Della Camera nor any of his immediate family has been a party to any transactions with the Company during the Company’s last two fiscal years, nor is any such transaction currently proposed, that would be reportable under Item 404(a) of Regulation S-K.
Cautionary Note Regarding Forward-Looking Statements
Statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” “look forward to,” “aim,” and similar words or phrases indicating possible future expectations, events or actions. Statements concerning the Company’s expectations concerning continued and future service arrangements with Ms. Mutch and Mr. Della Camera are forward-looking statements. Such forward-looking statements are based on current expectations, assumptions and projections about our business and the Company, and are not guarantees of our future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The Company has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the Securities and Exchange Commission identified above, which you should read in their entirety before making any investment or other decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Item 7.01 Regulation FD Disclosure.
On February 25, 2025, the Company issued a press release announcing the Retirement of Ms. Mutch and the appointment of Mr. Della Camera as successor to Ms. Mutch in her role as CFO effective May 31, 2025 as described above. A copy of the press release is attached as Exhibit 99.1 to this current report and incorporated herein by reference. Interested persons are encouraged to read the press release because it contains important information not summarized in this current report. Neither the information included or incorporated by reference under this Item 7.01, nor the press release furnished herewith, shall be deemed to be “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in any such subsequent a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Transition Agreement

99.1	Press Release dated February 25, 2025.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 25, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KIRK D. JENSEN
Kirk D. Jensen
Executive Vice President and General Counsel